UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  (Date of earliest event reported)  May 14, 2009

OLD REPUBLIC INTERNATIONAL CORPORATION
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(Exact name of registrant as specified in its charter)

Delaware	001-10607	36-2678171
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

307 North Michigan Avenue, Chicago, Illinois 60601
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(Address of principal executive offices) (Zip Code)

(312) 346-8100
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(Registrant’s telephone number, including area code)

N/A
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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 140.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05.   Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics

At the regularly scheduled meeting of the Board of Directors (the “Board”) of Old Republic International Corporation (the “Company”), on May 14, 2009, the Board approved an amendment to the Company’s Code of Ethics for the Principal Executive Officer and Senior Financial Officers to include compliance, as necessary, with international financial reporting standards.

Item 8.01.   Other Events

The Company’s Board approved revisions to the Company’s Code of Business Conduct and Ethics (the “Code of Conduct”), Corporate Governance Guidelines (the “Governance Guidelines”), Audit Committee Charter, Compensation Committee Charter, and Governance and Nominating Committee (the “Governance Committee”) Charter at its regularly scheduled meeting on May 14, 2009. The revisions were recommended by the Audit, Compensation, and Governance Committees, respectively, following their annual Charter reviews. None of the revisions were substantive. The Code of Conduct, Governance Guidelines, and Charters may be viewed on the Company’s web site at www.oldrepublic.com. Printed copies are available to shareholders of the Company upon request.

The Code of Conduct added an annual acknowledgment and certification by affected individuals. The Governance Guidelines added language regarding independence and business background as well as service on multiple Boards and changes in jobs. The Audit Committee Charter added language concerning ordinary administrative expenses and the discussion of earnings releases and financial information provided to analysts and rating agencies. The Compensation Committee Charter increased the size of the Committee to a maximum of seven and eliminated ex-officio members. The Governance and Nominating Committee Charter was amended to add the word “Governance” to its name and to provide for joint approval of Compensation for new Board members with the Compensation Committee.

Item 9.01.   Financial Statements and Exhibits

(c)   Exhibits

99.1	Code of Ethics for the Principal Executive Officer and Senior Financial Officers

99.2	Code of Business Conduct and Ethics

99.3	Corporate Governance Guidelines

99.4	Audit Committee Charter

99.5	Compensation Committee Charter

99.6	Governance and Nominating Committee Charter

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OLD REPUBLIC INTERNATIONAL CORPORATION
Registrant

Date: May 19, 2009	By: /s/ Karl W. Mueller
Karl W. Mueller
Senior Vice President,
Chief Financial Officer, and
Chief Accounting Officer

INDEX TO EXHIBITS
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Exhibits

99.1   Code of Ethics for the Principal Executive Officer and Senior Financial Officers

99.2   Code of Business Conduct and Ethics

99.3   Corporate Governance Guidelines

99.4   Audit Committee Charter

99.5   Compensation Committee Charter

99.6   Governance and Nominating Committee Charter